FORM 8-K/A No. 1

                             UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                             CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Act of 1934

    Date of Report (Date of earliest event reported):  April 12, 1995

                     LINCAM PROPERTIES LTD. SERIES 85

    Illinois                       2-99673               36-3377785
 (State or other             (Commission File No.)      (IRS Employee
 jurisdiction of                                        Identification No.)
 organization)




    125 S. Wacker Drive, Suite 3100, Chicago, Illinois         60606
         (Address of principal executive office)             (Zip Code)

     Registrant's telephone number, including area code:  312-443-1477



                     BARTON CREEK LANDING APARTMENTS

                         Austin, Texas

Item 2.  Acquisition or Disposition of Assets

       On April 12, 1995, a 60% owned joint venture of Lincam Properties Ltd. Series 85 (the "Partnership") sold Barton Creek Landing Apartments, a 250-unit luxury garden apartment complex located in Austin, Texas. The Property sold includes 18.77 acres of land. The buyer, RREEF Barton Creek, L.P., is not affiliated with the partnership, the affiliate joint venture, or the General Partners of the Partnership, and the purchase price for the property was determined by arm's-length negotiations.

       The apartment complex was completed in 1986 and consists of 27 two-story wood frame buildings with brick and wood exteriors: it contains 71 one-bedroom units and 179 two-bedroom units in a variety of floor plans totalling 220,688 square feet of net rentable area. The apartment complex includes a swimming pool, a clubhouse/leasing office, a lighted tennis court and a sports court and is landscaped with tiered garden areas and spacious greenbelts. All units are well appointed and include such features as marble entries, fireplaces, individual security alarm systems, and energy-saving appliances including frost-free refrigerators with ice makers, automatic dishwashers, disposals, ovens, ranges and microwaves.

       The sales price was $17,871,600 for which the affiliate joint venture received approximately $14,272,000 in cash net of prorations and closing costs. The Partnership received 60% of the net proceeds ($8,563,200), a portion of which was used to repay its $5,000,000 outstanding note payable. The remainder was used to fund a special distribution on May 31 to the partners of the Partnership.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

       (a)     Financial Statements.  Not applicable.

       (b)     Pro Forma Financial Information.

       (c)     Exhibits.

               10.1 Agreement of Purchase and Sale of Barton Creek Landing Apartments properties by LincAm Barton Venture to RREEF Barton Creek, L.P., and First Amendment thereto.


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                                            SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             LincAm Properties Ltd. Series 85
                                             By:    LincAm Properties, Inc.
                                                    Corporate General Partner



Date:  June 22, 1995                         By: /S/   JOHN E. ALLEN


                                                       John E. Allen
                                                       President of Corporate
                                                       General Partner




















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                           LINCAM PROPERTIES LTD. SERIES 85
                     PRO FORMA FINANCIAL INFORMATION GENERATED FROM
                         SALE OF BARTON CREEK LANDING APARTMENTS

       The following unaudited pro forma financial information for the year ended December 31, 1994 and for the three months ended March 31, 1995 represents information as if Barton Creek Landing Apartments, located in Austin, Texas, were sold at the beginning of each period presented. These estimates do not purport to represent actual or expected operations of the property for any period in the future. These estimates (which include only those adjustments to this historical period which can be factually supported) were prepared in accordance with Rule 11-02 Regulation S-X promulgated under the Securities Act of 1933 and on the basis described in the accompanying notes, which should be read in conjunction herewith.

       The pro forma financial information consists of four schedules labeled Schedules A, B, C and D. Schedules A and B represent the proforma balance sheet and statement of operations as of and for the year ended December 31, 1994. Schedules C and D represent the pro forma balance sheet and statement of operations as of and for the three months ended March 31, 1995.











                                              - 4 -

                             LINCAM PROPERTIES LTD. SERIES 85                       SCHEDULE A
                      PRO FORMA FINANCIAL INFORMATION GENERATED FROM
                          SALE OF BARTON CREEK LANDING APARTMENTS

                           Balance Sheet as of December 31, 1994

                                      (Unaudited)
                                                  ASSETS

                                                                Actual      Pro Forma        Pro Forma
                                                                 1994       Adjustments        1994
Current assets:
  Cash and cash equivalents                               $      823,430       (374,497)       448,933
  Prepaid expenses and other                                      37,901         (1,903)        35,998
  Receivable from tenant                                          61,679            -           61,679
                                                             -----------     ----------     ----------
    Total current assets                                         923,010       (376,400)       546,610

Note receivable                                                5,485,000            -        5,485,000
Investment properties, at cost:
  Land                                                         4,933,945     (2,534,771)     2,399,174
  Buildings and improvements                                  22,307,104    (10,268,071)    12,039,033
                                                              27,241,049    (12,802,842)    14,438,207
  Less accumulated depreciation                               (5,588,495)     3,004,619     (2,583,876)
                                                             -----------     ----------     ----------
    Total investment properties, net of
    accumulated depreciation                                  21,652,554     (9,798,223)    11,854,331
Deferred expenses, net                                            86,655        (86,655)          -
Other assets                                                     304,856        (94,805)       210,051
                                                             -----------     ----------     ----------
    Total assets                                             $28,452,075    (10,356,083)    18,095,992

                               LIABILITIES AND PARTNERS' CAPITAL (DEFICITS)

Current liabilities:
  Accounts payable                                                77,063        (33,563)        43,500
  Accrued interest                                                14,383        (14,383)          -
  Funds held for others                                          126,586           -           126,586
  Accrued real estate taxes                                      427,116       (309,116)       118,000
  Tenant security deposits                                       113,228        (80,445)        32,783
  Unearned income                                                  1,952         (1,952)           -
                                                             -----------     ----------     ----------
    Total current liabilities                                    760,328       (439,459)       320,869

Note payable   5,000,000                                      (5,000,000)           -
                                                             -----------     ----------     ----------
    Total liabilities                                          5,760,328     (5,439,459)       320,869

Venture partner's investment in venture                        4,106,229     (4,106,229)           -

Partners' capital (deficits):
  General Partners:
    Capital contributions                                          2,000           -             2,000
    Allocated portion of cumulative net income                    63,124         24,240         87,364
    Cumulative cash distributions                               (102,086)       (32,344)      (134,430)
                                                                 (36,962)        (8,104)       (45,066)
  Limited Partners:
    Interest of $1,000.  Authorized 40,001 Interests;
      issued and outstanding 25,016 Interests                 22,479,645           -        22,479,645
    Allocated portion of cumulative net income                 6,305,454      2,399,757      8,705,211
    Cumulative cash distributions                            (10,162,619)    (3,202,048)   (13,364,667)
                                                              18,622,480       (802,291)    17,820,189
                                                             -----------     ----------     ----------
    Total partners' capital                                   18,585,518       (810,395)    17,775,123
                                                             -----------     ----------     ----------
    Total liabilities and partners' capital                  $28,452,075    (10,356,083)    18,095,992


                                                   - 5 -

                       LINCAM PROPERTIES LTD. SERIES 85                       SCHEDULE B
                 PRO FORMA FINANCIAL INFORMATION GENERATED FROM
                    SALE OF BARTON CREEK LANDING APARTMENTS

  Consolidated Statements of Operations for the Year Ended December 31, 1994

                                        (Unaudited)

                                                                Actual      Pro Forma        Pro Forma
                                                                 1994       Adjustments        1994
Income:
  Rental income                                               $3,733,479     (2,161,274)     1,572,205
  Charges to tenants                                             126,333           -           126,333
  Interest income                                                433,354        (14,487)       418,867
  Other income                                                    86,867        (59,605)        27,262
                                                             -----------     ----------     ----------
    Total income                                               4,380,033     (2,235,366)     2,144,667

Expenses:
  Property operating expenses                                  1,300,283       (876,014)       424,269
  Depreciation                                                   613,936       (285,941)       327,995
  Interest expense                                               370,010       (370,010)          -
  Management fees paid to affiliate
    of general partner                                           170,002       (109,935)        60,067
  Professional services                                           70,090         (8,200)        61,890
  Amortization of deferred expenses                               51,993        (51,993)          -
  General and administrative                                      68,859           -            68,859
                                                             -----------     ----------     ----------
    Total expenses                                             2,645,173     (1,702,093)       943,080

    Operating income                                           1,734,860       (533,273)     1,201,587

Gain on sale of investment property                                 -         4,520,375      4,520,375

Venture partner's share of gain on sale
  of investment property                                        (383,693)    (1,424,457)    (1,808,150)
                                                             -----------     ----------     ----------
    Net income before extraordinary item                       1,351,167      2,562,645      3,913,812
                                                             -----------     ----------     ----------
     Net income before extraordinary item
     per limited partnership interest                        $     53.47         101.42         154.89
                                                             -----------     ----------     ----------
    Cash distribution per limited partnership interest       $     70.00         128.00         198.00




















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
                          LINCAM PROPERTIES LTD. SERIES 85                       SCHEDULE C
                      PRO FORMA FINANCIAL INFORMATION GENERATED FROM
                        SALE OF BARTON CREEK LANDING APARTMENTS

                          Balance Sheet as of March 31, 1995

                                  (Unaudited)

                                                  ASSETS
                                                                Actual      Pro Forma        Pro Forma
                                                                 1995       Adjustments        1995
Current assets:
  Cash and cash equivalents                                  $   558,234       (157,786)       400,448
  Prepaid expenses and other                                      36,243         (1,304)        34,939
  Receivable from tenant                                           7,845           -             7,845
                                                             -----------     ----------     ----------
    Total current assets                                         602,322       (159,090)       443,232

Note receivable                                                5,485,000           -         5,485,000

Investment properties at cost:
  Land                                                         4,933,945     (2,534,771)     2,399,174
  Buildings and improvements                                  22,311,681    (10,311,101)    12,000,580
                                                              27,245,626    (12,845,872)    14,399,754
Less accumulated depreciation                                 (5,744,333)     3,076,531     (2,667,802)
                                                             -----------     ----------     ----------
    Total investment property,
    net of accumulated deprecation                            21,501,293     (9,769,341)    11,731,952

Deferred assets, net                                              73,657        (73,657)          -
Other assets                                                     288,594        (88,635)       199,959
                                                             -----------     ----------     ----------
    Total assets                                             $27,950,866    (10,090,723)    17,860,143

           LIABILITIES AND PARTNERS' CAPITAL (DEFICITS)

Current liabilities:
  Accounts payable                                                33,978         (3,256)        30,722
  Accrued interest                                                10,139        (10,139)          -
  Funds held for others                                           25,863           -            25,863
  Amounts due to affiliates                                        6,731          1,943          8,674
  Accrued real estate taxes                                      183,402        (83,778)        99,624
  Tenant security deposits                                       108,308        (74,275)        34,033
  Unearned income                                                  1,482         (1,482)          -
                                                             -----------     ----------     ----------
    Total current liabilities                                    369,903       (170,987)       198,916

Note payable                                                   5,000,000     (5,000,000)          -
                                                             -----------     ----------     ----------
    Total liabilities                                          5,369,903     (5,170,987)       198,916

Venture partner's investment in venture                        4,098,525     (4,098,525)          -

Partners' capital (deficits):
  General Partners:
    Capital contributions                                          2,000           -             2,000
    Allocated portion of cumulative net income                    66,642         27,164         93,806
    Cumulative cash distributions                               (106,634)       (35,376)      (142,010)
                                                                 (37,992)        (8,212)       (46,204)
  Limited Partners:
    Interest of $1,000.  Authorized 40,001 Interests;
     issued and outstanding 25,016 Interests                  22,479,645           -        22,479,645
    Allocated portion of cumulative net income                 6,653,692      2,689,241      9,342,933
    Cumulative cash distributions                            (10,612,907)    (3,502,240)   (14,115,147)
                                                              18,520,430       (812,999)    17,707,431
                                                             -----------     ----------     ----------
Total partners' capital                                       18,482,438       (821,211)    17,661,227
                                                             -----------     ----------     ----------
Total liabilities and partners' capital                      $27,950,866    (10,090,723)    17,860,143

                                                   - 7 -

                       LINCAM PROPERTIES LTD. SERIES 85                SCHEDULE D
                  PRO FORMA FINANCIAL INFORMATION GENERATED FROM
                    SALE OF BARTON CREEK LANDING APARTMENTS

Consolidated Statements of Operations for the Three Months Ended March 31, 1995

                                                (Unaudited)

                                                                Actual      Pro Forma        Pro Forma
                                                                 1995       Adjustments        1995
Income:
  Rental income                                              $   977,535       (574,499)       403,036
  Charges to tenant                                               34,095           -            34,095
  Interest income                                                110,292         (8,255)       102,037
  Other income                                                    22,536        (15,470)         7,066
                                                             -----------     ----------     ----------
    Total income                                               1,144,458       (598,224)       546,234

Expenses:
  Property operating expenses                                    309,561       (205,573)       103,988
  Depreciation                                                   155,838        (71,911)        83,927
  Interest expense                                               113,201       (113,201)          -
  Management fees paid to affiliate of General Partner            45,072        (29,475)        15,597
  Professional services                                           19,773         (6,000)        13,773
  Amortization of deferred expenses                               12,998        (12,998)          -
  General and administrative                                      23,963         (6,072)        17,891
                                                             -----------     ----------     ----------
    Total expenses                                               680,406       (445,230)       235,176
                                                             -----------     ----------     ----------
    Operating income                                             464,052       (152,994)       311,058

Gain on sale of investment property                                 -         4,739,597      4,739,597

Venture partner's share of gain on sale
  of investment property                                        (112,296)    (1,783,543)    (1,895,839)
                                                             -----------     ----------     ----------
Net income before extraordinary item                          $  351,756      2,803,060      3,154,816


Net income before extraordinary item                         -----------     ----------     ----------
  per limited partnership interest                           $     13.92         110.93        121.42v
                                                             -----------     ----------     ----------
Cash distributions per limited partnership interest          $     18.00         140.00         158.00









                                                   - 8 -

                    LINCAM PROPERTIES LTD. SERIES 85
        NOTES TO PRO FORMA FINANCIAL INFORMATION GENERATED FROM
                SALE OF BARTON CREEK LANDING APARTMENTS


1. For the year ended December 31, 1994 and for the three months ended March 31, 1995, rental income, interest income, other income, property operating expenses, depreciation expense, management fees, professional services and general and administrative expenses have been decreased by the amounts generated by Barton Creek Landing Apartments.

2. For each period interest expense from the note payable has been decreased as if the
   Partnership paid the note in full immediately upon receiving the cash proceeds from the sale of Barton Creek Landing Apartments.

3. The amortization of deferred expenses has also been decreased as if the Partnership expects to recognize extraordinary charges associated with the retirement of the note payable.  This extraordinary charge has not been included in the pro forma statements of operations.

4. For each period the effect of all property placed in service during the period has been reversed.

5. For each period the Partnership distributed cash proceeds to its partners equal to substantially all of the amount by which net cash proceeds from the sale exceeded bank debt repaid.




















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